UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 14, 2012

Toll Brothers, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-09186	23-2416878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Gibraltar Road, Horsham, PA	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 938-8000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on March 14, 2012 during which the Company’s stockholders took the following actions:

Elected four directors to serve for a one -year term expiring in 2013:

	FOR	Withheld	Broker Non-Votes
Douglas C. Yearley, Jr.	129,236,841	6,820,365	14,767,290
Robert S. Blank	128,740,611	7,316,594	14,767,290
Stephen A. Novick	128,864,646	7,192,559	14,767,290
Paul E. Shapiro	129,232,238	6,824,967	14,767,290

Ratified the re-appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year:

FOR	AGAINST	ABSTAIN
150,372,354	398,120	54,023

Approved, in an advisory and non-binding vote, the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
132,554,140	2,024,019	1,479,046	14,767,290

There were 166,623,070 shares of common stock eligible to vote at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC.

Dated: March 14, 2012	By:	Joseph R. Sicree
Joseph R. Sicree
Senior Vice President,
Chief Accounting Officer